SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement              [_] Confidential, For Use of the
[_]   Definitive Proxy Statement                   Commission Only (as permitted
[_]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[X]   Soliciting Material Under Rule 14a-12


                               General Mills, Inc.
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                (Name of Registrant as Specified in Its Charter)


         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------


2)   Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_] Fee paid previously with preliminary materials:
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   [_] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)   Amount previously paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:


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On November 3, 2000, General Mills, Inc. issued the following press release:



               FOR IMMEDIATE RELEASE

               November 3, 2000

                                     Contacts:
                                     --------
                                     (Analysts) Kris Wenker (763) 764-2607
                                     (Media) Tom Forsythe (763) 764-6364


                       DATE SET FOR GENERAL MILLS SPECIAL
                  SHAREHOLDERS MEETING ON PILLSBURY ACQUISITION


MINNEAPOLIS, MINN.---General Mills said today that the Securities and Exchange Commission has completed its review of the shareholder proxy statement concerning General Mills' proposed acquisition of The Pillsbury Company from Diageo. Proxy statements will be mailed on or about November 8, 2000, to General Mills shareholders of record as of October 16, 2000. The special meeting of General Mills shareholders to vote on this issue has been scheduled for Friday, December 8, 2000, at the Grand Hotel in Minneapolis, beginning at 8:00 a.m. Central Standard Time. This meeting will be webcast live and can be accessed through the company's web site at www.generalmills.com.

This press release contains forward-looking statements based on management's current expectations and assumptions. Such statements are subject to certain risks and uncertainties that could cause actual results to differ. In particular, our expectations on the date of the special meeting could be affected by unforeseen events. The company undertakes no obligation to publicly revise any forward-looking statements to reflect future events or circumstances.

General Mills filed a definitive proxy statement on Schedule 14A with the United States Securities and Exchange Commission (the "SEC") on November 3, 2000, in connection with two proposals relating to General Mills' proposed acquisition of Pillsbury, to be submitted to General Mills stockholders for approval. STOCKHOLDERS OF GENERAL MILLS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the definitive proxy statement and other documents filed by General Mills in connection with the merger at the SEC's website at www.sec.gov. Stockholders of General Mills also may obtain a free copy of the proxy statement and other documents filed by General Mills with the SEC by contacting the Investor Relations Department at 763-764-2011. General Mills and its directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the proposals relating to the proposed transaction. The proxy statement on Schedule 14A filed with the SEC contains information on General Mills directors' and executive officers' ownership of General Mills common stock.